Business Combination, Significant Transaction and Sale of Business - Schedule of Fair Values of the Acquired Assets and Assumed Liabilities (Details) - Formula [Member] - USD ($) $ in Thousands	Oct. 31, 2025	Mar. 31, 2024
Schedule of Fair Values of the Acquired Assets and Assumed Liabilities [Line Items]
Net assets excluding cash acquired	$ (1,039)
Intangible assets	2,588	$ 3,020
Deferred taxes	(533)	(695)
Non-controlling interests	(2,051)	(1,173)
Liabilities in respect of business combinations	(675)	(2,214)
Goodwill	3,118	1,792
Total assets acquired net of acquired cash	$ 1,408	1,282
Net liabilities excluding cash acquired		$ 552